SUPPLEMENT TO THE PROSPECTUS

                                       OF

                  EVERGREEN SOUTHERN STATE MUNICIPAL BOND FUNDS

I.       Evergreen Florida High Income Municipal Bond Fund (the "Fund")

         The investment strategy of the Fund is revised. The Fund is no longer required to invest at least 65% of its assets in medium and lower grade securities. The Fund may now invest without minimum or maximum requirements in such securities.

April 10, 2002                                                 561468  (4/02)